LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JULY 6, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), will merge with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers will replace QS Investors as the subadviser of each fund listed in Schedule A (each, a “Fund”), and the name of each Fund marked with an asterisk in Schedule A will change. However, the merger will not change the manner in which any Fund’s portfolio is managed, nor will it result in any change in the nature or amount of services provided by, or the fees payable to, the subadviser.

All changes described below are effective August 7, 2021.

The name of each Fund marked with an asterisk in Schedule A is changed to the new name listed next to the Fund’s name in Schedule A.

All references to “QS Investors, LLC” in each Fund’s SAI are removed and replaced with “Franklin Advisers, Inc.” and all references to “QS Investors” in each Fund’s SAI are removed and replaced with “Franklin Advisers”.

The following disclosure replaces corresponding information regarding “QS Investors” in the first paragraph in the section in each Fund’s SAI titled “Investment Management and Service Provider Information – Subadviser”:

The Subadviser, with offices at One Franklin Parkway, San Mateo, CA 94403-1906, is a corporation formed under the laws of the State of California. The Subadviser provides asset management services to numerous other investment companies and accounts. The Subadviser is a wholly-owned subsidiary of Franklin Resources.

The QS Investors, LLC Proxy Voting Policy included as Appendix A to each Fund’s SAI is removed and replaced with the policy attached as Appendix A to this supplement.

SCHEDULE A

Fund (Current Name)	New Name	Date of SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

QS Global Market Neutral Fund*	Franklin Global Market Neutral Fund	January 29, 2021
QS International Equity Fund*	Franklin International Equity Fund	January 29, 2021
QS U.S. Small Capitalization Equity Fund*	Franklin U.S. Small Cap Equity Fund	May 1, 2021

LEGG MASON ETF INVESTMENT TRUST

Legg Mason International Low Volatility High Dividend ETF	—	March 1, 2021
Legg Mason Low Volatility High Dividend ETF	—	March 1, 2021

LEGG MASON PARTNERS EQUITY TRUST

QS Conservative Growth Fund*	Franklin Multi-Asset Conservative Growth Fund	May 28, 2021
QS Defensive Growth Fund*	Franklin Multi-Asset Defensive Growth Fund	May 28, 2021
QS Global Dividend Fund*	Franklin Global Dividend Fund	January 29, 2021

QS Global Equity Fund*	Franklin Global Equity Fund	March 1, 2021
QS Growth Fund*	Franklin Multi-Asset Growth Fund	May 28, 2021
QS Moderate Growth Fund*	Franklin Multi-Asset Moderate Growth Fund	May 28, 2021
QS S&P 500 Index Fund*	Franklin S&P 500 Index Fund	January 29, 2021
QS U.S. Large Cap Equity Fund*	Franklin U.S. Large Cap Equity Fund	March 31, 2021

Please retain this supplement for future reference.

LMFX648863

Appendix A

FRANKLIN ADVISERS, INC.	March 2021

Proxy Voting Policies & Procedures

An SEC Compliance Rule Policy and

Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client,

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.

These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.

Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service

For certain separate accounts and funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case- by- case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies,” found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

Shareholder Proposals: The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions.

Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.

3.

4.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

5.

In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

6.

The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

7.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.

8.

The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

9.

With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

10.

The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

11.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

12.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

13.

The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

14.

The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

15.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

16.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

17.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

18.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

19.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non- compliance.

20.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1- 954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.